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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 16, 1997




                                 CAPITAL BANCORP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




    Florida                      2-26080                   59-2160717
---------------               ------------            -------------------
(State or other               (Commission                (IRS Employer
jurisdiction of               File Number)            Identification No.)
incorporation)




                   1221 Brickell Avenue, Miami, Florida 33131
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               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (305) 536-1500



                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)






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Item 5:           OTHER EVENTS.

         Attached hereto as Exhibit 20.1 is the press release regarding the issuance of the final order by the Comptroller of the State of Florida in connection with the change in control application filed with the Florida Department of Banking and Finance by Fana Holtz, Vice Chairman of Capital Bancorp (the "Company"), Daniel M. Holtz, Chairman of the Board, Chief Executive Officer and President of the Company, and Javier J. Holtz, Senior Vice President of the Company, individually and as a group, to acquire and/or maintain a controlling interest in Capital Bank through their ownership in and control of the Company. As of February 14, 1997, Fana Holtz, Daniel Holtz and Javier Holtz had the power to vote approximately 36.8%, 6.4% and 3.8% (47.0% in the aggregate), respectively, of the Company's Common Stock (including shares of Common Stock subject to options exercisable by such individuals within 60 days).



Item 7:           FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Not Applicable.

         (b)      Not Applicable.

         (c)      Exhibits:

                  20.1     Press Release



                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: June 27, 1997                       CAPITAL BANCORP


                                           BY: /s/ Lucious T. Harris
                                               ------------------------------
                                               Lucious T. Harris, Senior Vice
                                               President and Treasurer